UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

DANDRIT BIOTECH USA, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

DANDRIT BIOTECH USA, INC.

Fruebjergvej 3, Box 62

2100 Copenhagen, Denmark

November 21, 2016

To our Stockholders:

Our Board of Directors (the “Board”) invites you to a special meeting in lieu of an annual meeting (the “Meeting”) of the stockholders of DanDrit Biotech USA, Inc. (the “Company”) at 4:00 p.m., local time on December 6, 2016, and at any adjournment or adjournments thereof, at LETT Law Firm, Rådhuspladsen 4, 1550 Copenhagen, Denmark in order to vote on the proposals provided herein. Details of the business to be conducted at the Meeting are provided in the enclosed Notice of Special Meeting in Lieu of Annual Meeting of Stockholders and Proxy Statement, which you are urged to read carefully.

On behalf of our Board, I cordially invite you to attend the Meeting. It is important that your shares be voted on the matters scheduled to come before the Meeting. Whether or not you plan to attend the Meeting, I urge you to vote your shares. We encourage you to vote your shares via proxy by mailing in your enclosed proxy card in the enclosed postage paid envelope. If you attend the Meeting, you may revoke such proxy and vote in person if you wish. Even if you do not attend the Meeting, you may revoke such proxy at any time prior to the Meeting by executing another proxy bearing a later date or providing written notice of such revocation to the Chairman of the Board.

Sincerely,

/s/ Eric Leire
Eric Leire
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Meeting: In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission, we are now providing access to our proxy materials, including the Proxy Statement, our Annual Report for the fiscal year ended June 30, 2016, and a form of proxy relating to the Meeting, over the internet. All stockholders of record and beneficial owners will have the ability to access the proxy materials at http://www.viewproxy.com/DanDritBiotechNovSM/2016. These proxy materials are available free of charge.

NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING

OF STOCKHOLDERS

OF DANDRIT BIOTECH USA, INC.

TO BE HELD DECEMBER 6, 2016

NOTICE IS HEREBY GIVEN that the Special Meeting in Lieu of Annual Meeting of Stockholders (the “Meeting”) of DanDrit Biotech USA, Inc., a Delaware corporation (the “Company”, “we”, “us” or “our”), will be held at 4:00 p.m., local time on December 6, 2016, and at any adjournment or adjournments thereof, at LETT Law Firm, Rådhuspladsen 4, 1550 Copenhagen, Denmark for the following purposes:

1.	election of a slate of nominees consisting of current directors Dr. Eric Leire, N.E. Nielsen, and Aldo Peterson, to serve as directors until the annual meeting of stockholders for the fiscal year ending June 30, 2017, or until such director’s resignation or removal;

2.	a proposal to amend the Company’s Certificate of Incorporation (the “Charter”) to change the name of the Company from DanDrit Biotech USA, Inc. to “OncoSynergy, Inc.” (the “Name Change Charter Amendment”);

3.	a proposal to amend the Company’s Charter to effect a 1-for-2.3 reverse stock split (the “ Reverse Split ”), which ratio may be changed at the discretion of the Company’s board of directors, of our issued and outstanding shares of common stock, par value $0.0001 per share (“ Common Stock ”), effective upon a date to be determined by the Company’s board of directors (the “ Reverse Split Charter Amendment ”);

4.	a proposal to ratify the appointment of Gregory & Associates, LLC as the Company’s independent registered public accountants for the fiscal year ending June 30, 2017; and

5.	a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional votes and proxies if there are insufficient votes at the time of the Meeting or to approve the foregoing proposals.

The Company’s Board recommends that you vote “FOR” all the directors nominated in Proposal One and “FOR” Proposals two, three, four and five.

Stockholders will also transact such other business as may properly come before the Meeting or any adjournment or postponement thereof. At this time, our Board knows of no other proposals or matters that will be presented at the Meeting.

Stockholders of record as of the October 31, 2016 (the “Record Date”) are entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.

This proxy statement provides you with detailed information about the Company. You may obtain additional information about us from documents that we have filed with the U.S. Securities and Exchange Commission. We strongly encourage you to carefully read the accompanying proxy statement and the information incorporated by reference into the accompanying proxy statement.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE VOTE YOUR SHARES, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE. WE ENCOURAGE YOU TO VOTE YOUR PROXY BY MAILING IN YOUR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

THE PROXY IS REVOCABLE AT ANY TIME PRIOR BEFORE THE VOTE AT THE MEETING BY FOLLOWING THE PROCEDURES OUTLINED IN THE ACCOMPANYING PROXY STATEMENT.

Date: November 21, 2016	BY ORDER OF THE BOARD OF DIRECTORS

/s/ Eric Leire
Eric Leire
Chief Executive Officer

PROXY STATEMENT

FOR

SPECIAL MEETING IN LIEU OF ANNUAL MEETING

OF STOCKHOLDERS

Annexes

Annex A: Form of Certificate of Amendment to Certificate of Incorporation

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because the board of directors (the “Board”) of DanDrit Biotech USA, Inc. (the “Company”, “DanDrit”, “we”, “us” or “our”) is soliciting your proxy to vote at a Special Meeting of Stockholders in Lieu of Annual Meeting of Stockholders (the “Meeting”), including at any adjournments or postponements of the special meeting. You are invited to attend the Meeting to vote on the proposals described in this proxy statement. You do not, however, need to attend the Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to mail these proxy materials on or about November 21, 2016 to all stockholders of record entitled to vote at the Meeting.

How do I attend the Meeting?

The Meeting will be held on December 6, 2016, at 4:00 p.m., local time, at LETT Law Firm, Rådhuspladsen 4, 1550 Copenhagen, Denmark. Information on how to vote in person at the Meeting is discussed below.

Who can vote at the Meeting?

Only stockholders of record at the close of business on October 31, 2016 (the “Record Date”), will be entitled to vote at the Meeting. On the Record Date, there were 9,533,290 shares of common stock, par value $0.0001 per share (“Common Stock”) outstanding and entitled to vote.

Stockholder of Record — Shares Registered in Your Name: If on the Record Date your shares were registered directly in your name with our transfer agent, Action Stock Transfer Corporation, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the Meeting, we urge you to fill out and return the enclosed proxy card. Our transfer agent is located at 2469 Fort Union Blvd #214, Cottonwood Heights, UT 84121. The transfer agent’s telephone number is (801) 274-1088.

Beneficial Owner — Shares Registered in the Name of a Broker or Bank: If on the Record Date your shares were not registered in your name, but instead are held in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Meeting. Since you are not the stockholder of record, however, you may not vote your shares in person at the Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are five matters scheduled for a vote:

●	election of a slate of nominees consisting of current directors Dr. Eric Leire, N.E. Nielsen, and Aldo Peterson to serve as directors until the annual meeting of stockholders for the fiscal year ending June 30, 2017, or until such director’s resignation or removal;

●	a proposal to amend the Company’s Charter to effect the Name Change and approve the filing of the Name Change Charter Amendment;

●	a proposal to amend the Company’s Charter to effect the Reverse Split and approve the filing of the Reverse Split Charter Amendment;

●	a proposal to ratify the appointment of Gregory & Associates, LLC as the Company’s independent registered public accountants for the fiscal year ending June 30, 2017; and

●	a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional votes and proxies if there are insufficient votes at the time of the Meeting or to approve the foregoing proposals.

1

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy card to vote on those matters in accordance with their best judgment.

How do I vote?

With respect to Proposal No. 1, you may vote “For” all of the nominees to the Board or you may “Withhold” your vote for one or more of the nominees. With respect to Proposal No. 2 and Proposal No. 3 to approve the amendment to the Company’s Certificate of Incorporation, the affirmative vote of the majority of the outstanding shares of Common Stock is required. With respect to Proposal No. 4, the ratification of Gregory & Associates, LLC as our independent registered public accountants for the fiscal year ending June 30, 2017, and Proposal No. 5, the adjournment of the Meeting, you may vote “For” or “Against” the respective proposals, or you may abstain from voting. Since the Company requires a majority of votes cast to approve those proposals, an abstention and broker non-vote will have no effect on the outcome of the vote because they are not considered votes casted. Since these proposals must be approved by a majority of the outstanding shares, abstentions and unvoted shares will have the same effect as voting against the proposals.

Stockholder of Record — Shares Registered in Your Name: If you are a stockholder of record, you may vote in person at the Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote in person even if you have already voted by proxy. To vote by proxy, complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Meeting, we will vote your shares as you direct.

The method you use to vote will not limit your right to vote at the Meeting if you decide to attend in person. Written ballots will be passed out to anyone who wants to vote at the Meeting. If you hold your shares in “street name,” you must obtain a proxy, executed in your favor, from the holder of record to be able to vote in person at the Meeting.

Beneficial Owner — Shares Registered in the Name of a Broker or Bank: If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the Meeting, you must obtain a valid proxy and admission ticket from your broker, bank, or other agent. If you do not, you will not be allowed to enter the Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of the Record Date.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of each of the nominees for director and “For” each of Proposal No. 2 through Proposal No. 5. If any other matter is properly presented at the Meeting, your proxyholder will vote your shares using his best judgment.

2

Why is stockholder approval required for the Amendment to the Company’s Charter?

Under Delaware law, stockholder approval is required for amendments to the Company’s Charter.

Do I, as a stockholder of DanDrit, have dissenters’ or appraisal rights?

No. Our existing stockholders do not have rights of appraisal or similar rights of dissenters with respect to any of the proposals to be voted on at the Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.

●	You may send a timely written notice that you are revoking your proxy to Eric Leire, our Chief Executive Officer, at Fruebjergvej 3, 2100 Copenhagen, Denmark.

●	You may attend the special meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your latest proxy card is the one that is counted.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count:

●	“For” and “Withhold” votes with respect to Proposal No. 1;

●	“For” and “Against” votes with respect to Proposal No. 2, Proposal No. 3, Proposal No. 4, and Proposal No. 5; and

●	Abstentions and broker non-votes.

For purposes of these proposals, abstentions will have no effect and will not be counted towards the vote total. Broker non-votes are counted as present, but are not entitled to vote on proposals for which brokers do not have discretionary authority and have no effect other than to reduce the number of affirmative votes needed to approve a proposal.

3

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine” but not with respect to “non-routine” matters. “Non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of stockholders, such as mergers and stockholder proposals and director elections, even if those matters are not contested.

Each of the election of directors, the Name Change Charter Amendment and the amendment to the Charter in connection with the Reverse Split is considered to be “non-routine,” thus a broker or other nominee cannot vote without instructions on Proposal No. 1, Proposal No. 2, and Proposal No. 3, and therefore there may be broker non-votes in connection with this matter. Proposal No. 4 and Proposal No. 5 are considered to be “routine”, therefore no broker non-votes are expected to exist in connection with this matter.

In the event that a broker, bank, custodian, nominee or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

How many votes are needed to approve each proposal?

To be approved, Proposal No. 1, which relates to the election of directors, the three nominees receiving the most “For” votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes “For” or “Withheld” will affect the outcome.

To be approved, Proposal No. 2, which relates to the Name Change Charter Amendment, must receive “For” votes from the holders of a majority of the outstanding shares of Common Stock. Abstentions and broker non-votes will have the same effect as voting against the proposal.

To be approved, Proposal No. 3, which relates to the Charter amendment to effect the Reverse Split, must receive “For” votes from the holders of a majority of the outstanding shares of Common Stock. Abstentions and broker non-votes will have the same effect as voting against the proposal.

To be approved, Proposal No. 4, which relates to the ratification of Gregory & Associates, LLC as our independent registered public accountants for the fiscal year ending June 30, 2017, must receive “For” votes from the holders of a majority of votes cast. Abstentions and broker non-votes will have no effect.

To be approved, Proposal No. 5, which relates to the adjournment of the Meeting, must receive “For” votes from the holders of a majority of votes cast. Abstentions and broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares of Common Stock are present at the meeting in person or represented by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the special meeting?

Final voting results will be filed on a current report on Form 8-K on or before December 12, 2016.

What proxy materials are available on the internet?

The notice and proxy statement are available at http://www.viewproxy.com/DanDritBiotechNovSM/2016.

A copy of our Annual Report on Form 10-K for the year ended June 30, 2016, which has been filed with the Securities and Exchange Commission, is being mailed to you along with this proxy statement. Additional copies of this proxy statement and/or the Annual Report, as well as copies of any Quarterly Report, may be obtained without charge upon written request to DanDrit Biotech USA, Inc. at Fruebjergvej 3, Box 62, 2100 Copenhagen, Denmark.

4

SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF DANDRIT STOCKHOLDERS

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by the Board for use at the special meeting of DanDrit stockholders to be held on at 4:00 p.m., local time on December 6, 2016, and at any adjournment or adjournments thereof, at LETT Law Firm, Rådhuspladsen 4, 1550 Copenhagen, Denmark. This proxy statement is first being mailed to stockholders of record on or about November 21, 2016.

Purpose of the Meeting

At the Meeting, DanDrit stockholders will be asked to vote on and approve:

●	The election of a slate of director nominees;

●	The Name Change Charter Amendment;

●	The Charter Amendment to effect the Reverse Split;

●	Ratification of the appointment of the Company’s independent registered public accountants; and

●	Adjournment of the Meeting, if necessary or appropriate, to solicit additional votes and proxies if there are insufficient votes at the time of the Meeting or to approve the foregoing proposals.

Voting; Quorum

Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the special meeting and any adjournment or postponement thereof. Such stockholders are entitled to one vote on each matter submitted to stockholders at the Meeting for each share of our common stock held as of the Record Date. At the close of business on the Record Date, there were 9,533,290 shares of our common stock issued and outstanding, and entitled to be voted at the special meeting, held by 46 holders of record. The presence at the special meeting, in person or by proxy, of the holders of a majority of the shares of our common stock issued and outstanding as of the Record Date will constitute a quorum.

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. A broker non-vote occurs when a broker holding shares for a beneficial owner signs and returns a proxy with respect to those shares of stock held in a fiduciary capacity but does not vote on a particular matter because such broker does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner. See “Voting Procedure” below. Abstentions and broker non-votes are counted as present for purposes of determining whether there is a quorum for the transaction of business. Assuming a quorum is present, with the exception of Proposals No. 2 and No. 3, for which broker non-votes will be considered a vote against those Proposals, broker non-votes (if any) will have no effect on the Proposal.

The Company’s Board of Directors recommends that you vote “FOR” all the directors nominated in Proposal One and “FOR” Proposals Two, Three, Four and Five.

The following are the voting requirements for each proposal:

●	Proposal No. 1: Election of Directors. Provided a quorum is present, the candidates that receive the most votes “FOR” such candidates are elected. The candidates consist of current directors Dr. Eric Leire, N.E. Nielsen, and Aldo Peterson. Broker non-votes (if any) and abstentions will be counted for purposes of determining whether there is a quorum but will have no effect on the outcome of this proposal.

●	Proposal No. 2: Name Change Charter Amendment. Provided a quorum is present, the affirmative vote of a majority of the outstanding shares of common stock is required for the approval of the Name Change Charter Amendment. Broker non-votes (if any), abstentions and unvoted shares will be counted for purposes of determining whether there is a quorum will have the same effect as voting against the proposal.

5

●	Proposal No. 3: Reverse Split Charter Amendment. Provided a quorum is present, the affirmative vote of a majority of the outstanding shares of common stock is required for the approval of the charter amendment to effect the Reverse Split. Broker non-votes (if any), abstentions and unvoted shares will be counted for purposes of determining whether there is a quorum and will have the same effect as voting against the proposal.

●	Proposal No. 4: Auditor Ratification. Provided a quorum is present, the affirmative vote of a majority of the votes cast in person or by proxy is required for the approval of the ratification of the appointment of Gregory & Associates, LLC as the Company’s independent registered public accountants for the fiscal year ending June 30, 2017. Broker non-votes (if any) and abstentions will be counted for purposes of determining whether there is a quorum but will have no effect on the outcome of the vote on this proposal. Unvoted shares will have no effect on the outcome of this proposal.

●	Proposal No. 5: Adjournment. Provided a quorum is present, the affirmative vote of a majority of the votes cast in person or by proxy is required for the approval of the adjournment of the special meeting, if necessary or appropriate, to solicit additional votes and proxies if there are insufficient votes at the time of the special meeting to approve the foregoing proposals. Accordingly, if a quorum is present, broker non-votes (if any) and abstentions will be counted for purposes of determining whether there is a quorum but will have no effect on the outcome of the vote on the proposal. Unvoted shares will have no effect on the outcome of the proposal.

Voting Procedure

Stockholders of Record. If your shares of our common stock are registered directly in your name with our transfer agent, Action Stock Transfer Corporation, you are a stockholder of record. You may vote in person at the special meeting or by proxy. There are four ways stockholders of record can vote by proxy: (a) by telephone (by following the instructions on the proxy card); (b) via the Internet (by following the instructions on the proxy card); (c) by completing and returning the proxy card enclosed with these proxy materials prior to the special meeting; or (d) in person (by submitting a signed proxy card at the special meeting). Unless there are different instructions on the proxy card, all shares represented by valid proxies (and not revoked before they are voted) will be voted at the special meeting:

●	“FOR” each of the director nominees;

●	“FOR” the Name Change Charter Amendment;

●	“FOR” the Reverse Split Charter Amendment;

●	“FOR” the Ratification of the appointment of our auditors; and

●	“FOR” the adjournment of the special meeting, if necessary or appropriate, to solicit additional votes and proxies if there are insufficient votes at the time of the special meeting to approve the foregoing proposals.

Beneficial Owners of Shares Held in Street Name. If your shares of our common stock are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and such organization forwarded to you this proxy statement. Beneficial owners of shares held in street name can vote by proxy by following the instructions on the voting instruction form. Beneficial owners of shares held in street name can vote by proxy, by telephone or by Internet (so long as telephone or Internet voting is made available by the organization holding your account). The organization holding your account is considered the stockholder of record for purposes of voting at the special meeting. If you do not provide such organization with specific voting instructions, under the rules of the various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If such organization does not receive instructions from you on how to vote your shares on a non-routine matter, the organization will inform our inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

With the exception of the ratification of our auditors, none of the proposals included in this proxy statement is considered a “routine” matter. Accordingly, if you do not provide voting instructions to your broker with respect to proposals, in this proxy statement, with the exception of the ratification of our auditors, your broker may not exercise discretion and is prohibited from giving a proxy to vote your shares with respect to such proposal. Further effects of a broker non-vote are described under “—Voting; Quorum” above.

6

YOUR VOTE IS IMPORTANT. PLEASE VOTE WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON.

Even if you plan to attend the Meeting, we encourage you to read this proxy statement and the documents incorporated by reference into this proxy statement and submit your vote promptly so that your shares of Common Stock will be represented and voted in accordance with your instructions. Voting by telephone, via the Internet or by mailing your proxy card will not prevent you from voting in person, but will ensure that your vote is counted, if, for whatever reason, you are unable to attend the special meeting.

You may revoke your proxy at any time before it is actually voted at the special meeting by:

●	delivering written notice of revocation to Eric Leire, our Chief Executive Officer, at Fruebjergvej 3, 2100 Copenhagen, Denmark;

●	submitting a later dated proxy; or

●	attending the special meeting and voting in person.

Your attendance at the Meeting will not, by itself, constitute a revocation of your proxy. You may also be represented by another person present at the Meeting by executing a form of proxy designating that person to act on your behalf.

Shares may only be voted by or on behalf of the record holder of shares as indicated in our stock transfer records. If you are a beneficial owner of our shares, but those shares are held of record by another person such as a brokerage firm or bank, then you must provide voting instructions to the appropriate record holder so that such person can vote the shares. In the absence of such voting instructions from you, the record holder may not be entitled to vote those shares.

Adjournments and Postponement

Although it is not currently expected, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any signed proxies we receive in which no voting instructions are provided on such matter will be voted “FOR” the adjournment proposal. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting as adjourned or postponed.

Solicitation

This solicitation is made on behalf of the Board, and we will pay the costs of solicitation. Copies of solicitation materials will be furnished to banks, brokerage firms and other custodians, nominees and fiduciaries holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners upon request. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to our stockholders. In addition to the solicitation of proxies by mail, our directors, officers and employees may solicit proxies by telephone, electronic mail, letter, facsimile or in person. No additional compensation will be paid to these individuals for any such services.

Recommendation of the DanDrit Board of Directors

AFTER CAREFUL CONSIDERATION, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS INCLUDED IN THIS PROXY STATEMENT.

Assistance

If you need assistance in completing your proxy card or have suggestions regarding the special meeting, please contact us in the United States at 375 Park Avenue, Suite 2607, New York, NY, 10152, Phone: +1 (212) 763 0184, or in Denmark at DanDrit Biotech A/S, Symbion Science Park, Fruebjergvej 3, Box 62, 2100 Copenhagen, Denmark.

7

PROPOSAL NO. 1- ELECTION OF DIRECTORS

The Board is currently comprised of three members, and we are recommending the election of those members at the Meeting. Our Bylaws provide that the number of directors may be increased or decreased from time to time by action of the stockholders or of the directors. Any vacancies in the Board may be filled by a majority vote of the remaining directors, though less than quorum, or by a sole remaining director. Each director so elected shall hold office until the next annual meeting of stockholders, or his or her earlier resignation or removal.

The Board has recommended for election current directors Dr. Eric Leire, N.E. Nielsen, and Aldo Petersen. If elected at the Meeting, each nominee would serve until the next annual meeting of the stockholders, or his or her earlier resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote on the election of directors at the Meeting. Abstentions and broker non-votes will have no effect on the outcome of the election of directors at the Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees.

In the event that any nominee is unavailable for election as a result of an unexpected occurrence, shares represented by proxy will be voted for the election of such substitute nominee as the Board may propose. Each of the nominees has agreed to serve if elected, and we have no reason to believe that they will be unable to serve if elected.

The following table identifies the nominees and certain information about each of them as of September 26, 2016:

Name	Age	Position	Director Since
Dr. Eric Leire	58	Chief Executive Officer and Director	February 2014
N.E. Nielsen	67	Chairman of the Board	February 2014
Aldo Michael Noes Petersen	54	Director	February 2014

A brief biography of each nominee is set forth below, in addition to specific experience and qualifications, attributes or skills of each director that led to the conclusion that such person should serve as one of our directors:

Dr. Eric Patterson Leire. Dr. Eric Leire has served as our Chief Executive Officer and as a director since February 2014. Previously, Dr. Leire was the Chief Executive Officer and a director of DanDrit Biotech A/S (“DanDrit Denmark”), our wholly owned subsidiary, since April 2011. Dr. Leire also served for two years as Chief Executive Officer and director of DKTI A/S, a listed Danish investment company from September 2012. In 2014 DKTI A/S filed a voluntary petition for bankruptcy under Danish law. Prior to these roles Dr. Leire was a partner at BioFund Venture Capital, a Finnish biotech venture fund, from August 2006 through September 2010 and a partner at Medwell Capital Corp., a Canadian venture fund, from April 2010 through May 2011. Dr. Leire has worked globally for many international pharmaceutical organizations, including Schering-Plough Corporation, Pfizer, Inc., Boots Pharmaceuticals Company PLC, Harvard AIDS Institute and bioStrategies Group. Dr. Leire also served as the Chief Executive Officer of U.S. biotech companies APT Therapeutics, Inc. and Paringenix, Inc. and currently serves on the board of directors of Novicol Canada and DanDrit Biotech USA Inc. Dr. Leire received his M.D. from the University of Medicine of Grenoble and his M.B.A. from ISA-HEC and the Kellogg School of Management at Northwestern University.

The Board believes that Dr. Leire’s significant global experience in the pharmaceutical and biotechnology industries will be a significant asset to DanDrit as it carries out its business plan, and for those reasons determined that he should serve on the Board.

8

N.E. Nielsen. Mr. Nielsen has been a director and the Chairman of the Board since February 2014. Mr. Nielsen is a lawyer and has been a partner at the Lett Law Firm in Denmark since April 2011. Prior to this time, Mr. Nielsen was a partner with the Danish law firm, Bech-Bruun from 1978 to January 2011. He currently serves on the board of numerous companies, including as Chairman of DanDrit Biotech A/S since June 2013, as a director of Charles Christensen A/S since 1983 and as Chairman since May 2010, as Chairman of Charles GulveEngros A/S since June 2002, as Chairman of InterMail A/S since January 1995, as Chairman of Gammelrand Holding A/S since December 2009, as Chairman of GammelrandSkærvefabrik A/S since May 1995, as a director of EjendomsaktieselskabetMatr. 43 EiAvedøre since August 2000 and as Chairman since February 2009, as Chairman of GammelrandBeton A/S since April 2001, and as Chairman of KonveloutfabrikkenDanmarks Fond since January 1995. Mr. Nielsen has served as the chairman of Gobike A/S and of Bikeshare Denmark A/S since July 1, 2016. Mr. Nielsen holds a Master of Law degree from the University of Copenhagen.

Mr. Nielsen’s significant global experience as a member of the board of directors or Chairman of various entities, including public companies, and his occupation as an attorney led the Board to determine that Mr. Nielsen is qualified to serve as a director of DanDrit.

Aldo Petersen. Mr. Petersen has been a director since February 2014. He has served as Chairman of LiqTech International, Inc. (“LiqTech”), a clean technology company, since August 2011 and is currently a director of LiqTech. He has been the Chief Executive Officer of APE Invest A/S, a private Danish investment company since 2006, when he sold Telepartner A/S, a formerly NASDAQ-listed company that he founded in 1986. Prior to Telepartner, he started and sold Dansk Fromue Invest, a Dannish hedge fund. Mr. Petersen has a B.A. degree in Economics from Copenhagen Business School.

The Board believes that Mr. Petersen’s experience as a businessman with extensive management experience and his knowledge of the capital markets qualifies him to be a director.

THE BOARD RECOMMENDS THAT YOU VOTE

“FOR”

THE ELECTION OF EACH OF DR. ERIC LEIRE, N.E. NIELSEN, AND ALDO PETERSEN

9

PROPOSAL NO. 2- APPROVAL OF THE NAME CHANGE CHARTER AMENDMENT

General

DanDrit USA was originally incorporated in Delaware on January 18, 2011 under the name “Putnam Hills Corp.” as a vehicle to pursue a business combination through the acquisition of, or merger with, an operating business. On February 12, 2014, the Company signed and consummated the transactions contemplated by a Share Exchange Agreement (the “Share Exchange Agreement”), by and among DanDrit (formerly known as Putnam Hills Corp.), DanDrit Denmark (“DanDrit Denmark”) and N.E. Nielsen, as the representative of the shareholders of DanDrit Denmark, pursuant to which the holders of approximately 97% of the issued and outstanding capital stock of DanDrit Denmark agreed to exchange an aggregate of 3,879,624 equity interests of DanDrit Denmark for 5,814,945 shares of DanDrit USA (the “Share Exchange”) and as a result of which Putnam became the parent of DanDrit Denmark. Upon the closing of the Share Exchange, DanDrit USA and the its majority shareholder immediately prior to the closing agreed to cancel up to 4,400,000 shares of our common stock. In addition, following the closing of the Share Exchange, DanDrit Biotech USA, Inc., a wholly owned subsidiary of the Company merged with and into the Company, thereby changing the Company’s name to “DanDrit Biotech USA, Inc.”

On April 4, 2016, DanDrit, entered into an asset purchase agreement (the “Purchase Agreement”), as amended, to acquire certain assets and liabilities of OncoSynergy, Inc. (“OncoSynergy”), a privately-held Delaware corporation that develops novel oncology drug candidates (the “Transaction”). The Transaction is subject to certain closing conditions. In addition, the Company will make employment offers to certain OncoSynergy employees in connection with the consummation of the transaction. On November 9, 2016, the Purchase Agreement was amended to delete certain provisions relating to obligations of the Company in connection with the closing of the Transaction, including the requirement for authorization to issue Common Stock to OncoSynergy, the satisfaction of listing requirements for the Company to uplist to a national stock exchange, and the requirement that the Company change its name to OncoSynergy upon consummation of the Transaction. The Company will contemplate changing its name in the future following the completion of the Transaction, which name change, if approved by stockholders, will be at the Board of Directors discretion. The name change is not a condition to close the Transaction.

Our Board has determined to rebrand and in connection therewith, is contemplating changing the Company’s name to “OncoSynergy, Inc.” at a future time, to be determined by the Board of Directors, in its sole discretion, provided it determines that it remains advisable and in the best interests of the Company to effect the name change. Our stockholders are being asked to approve an amendment to our Certificate of Incorporation, in the form attached to this proxy statement as Annex A, to effect a change in our name from “DanDrit Biotech USA, Inc.” to “OncoSynergy, Inc.”, subject to final Board authorization. Upon approval of such an amendment by our stockholders, we plan to file a certificate of amendment to our Certificate of Incorporation to effect the name change, at a time to be determined by the Board of Directors.

Vote Required

The Certificate of Amendment to effect the name change will be approved if a majority of the votes outstanding are cast in favor of the proposal. The Name Change Charter Amendment is a “nondiscretionary” or “non-routine” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not provided the brokerage firm voting instructions. Since this proposal must be approved by a majority of the outstanding shares, if you hold your shares in street name and fail to instruct your broker to vote your shares for the proposal, your shares will have the same effect as a vote cast against the Name Change Charter Agreement.

Recommendation of Our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO CHANGE OUR NAME TO ONCOSYNERGY, INC.

10

PROPOSAL NO. 3- APPROVAL OF THE REVERSE SPLIT CHARTER AMENDMENT

General

We are asking our stockholders to approve an amendment to the Company’s Certificate of Incorporation to effect, at the discretion of the Board, a reverse stock split of our Common Stock upon the closing of the Transaction, by a ratio of 1-for-2.3 (the “Reverse Split”), which ratio may be changed by the Board in its discretion. The Board has approved the 1-for-2.3 reverse split and has not approved a range within which it may determine the final ratio. Our Board has determined that it is advisable and in the best interests of the Company and our stockholders to effect the Reverse Split in order to is to increase the per share price of our Common Stock. Our stockholders are being asked to approve an amendment to our Certificate of Incorporation, substantially in the form attached hereto as Annex A. However, notwithstanding approval of this proposal by our stockholders, the Board will have the sole authority to elect whether or not to amend our Certificate of Incorporation to effect the Reverse Split. The Reverse Split may be abandoned at any time prior to the effectiveness of the filing of the necessary documents effectuating such Reverse Split. In approving this proposal, stockholders would also be approving a corresponding decrease in the Company’s authorized shares of Common Stock, in the event that the Board elects to exercise its discretion to implement a Reverse Split.

If this proposal is approved by the stockholders, the Board will be authorized to file a Certificate of Amendment and effect the Reverse Split. The Board’s decision whether or not (and when) to file the Certificate of Amendment and effect the Reverse Split (and at what whole number ratio to effect the Reverse Split) will also be based on a number of factors, including market conditions, existing and anticipated trading prices of our common stock, strategic planning and goals of the Company.

If the stockholders approve the change to the Certificate of Amendment to effect the Reverse Split, the Company reserves the right not to file the Certificate of Amendment and effect the Reverse Split if the Board does not deem it to be in the best interests of the Company and its stockholders.

If the Board implements the Reverse Split, it will be realized simultaneously for all outstanding common stock and the ratio determined by the Board will be the same for all outstanding common stock. If implemented, the Reverse Split will affect all holders of common stock uniformly and each stockholder will hold the same percentage of common stock outstanding immediately following the Reverse Split as that stockholder held immediately prior to the Reverse Split, except for adjustments that may result from the treatment of fractional shares as described below.

Purposes of a Reverse Split

The Board believes that effecting the Reverse Split would provide a number of benefits for the Company and its stockholders, principally (a) allowing it to apply for public listing at a future date, and (b) enhancing liquidity.

Our Common Stock is currently traded over-the-counter and quoted on OTCBB. The Company intends to seek to list its shares on the NASDAQ Capital Market or the NYSE MKT exchange (each, an “Exchange”), at the determination of the Board. The Board believes that listing our Common Stock on an Exchange would be in the best interests of the Company and its stockholders, as it may increase the liquidity in the trading market of our Common Stock. The listing rules of the Exchanges have minimum share price requirements which could prohibit the Company from applying for listing at the current time. Effectuating a Reverse Split would assist the Company in meeting the minimum share price requirements. However, despite the approval of the Reverse Split by our stockholders and the implementation by our Board, there is no assurance that the Reverse Split will result in our meeting the minimum share price requirements.

11

Our Board believes that a Reverse Split can offer advantages to the Company and its stockholders apart from compliance with the rules of an Exchange. The Board believes that an increased stock price may encourage investor interest and improve the marketability of our Common Stock to a broader range of investors, thereby enhancing the liquidity of our Common Stock. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Additionally, because brokers’ commissions on lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our Common Stock can result in an individual stockholder paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were substantially higher. This factor may also limit the willingness of institutions to purchase our Common Stock. The Board believes that the anticipated higher market price resulting from a Reverse Split could enable institutional investors and brokerage firms with such policies and practices to invest in our Common Stock.

Although we expect a Reverse Split will result in an increase in the market price of our Common Stock, a Reverse Split may not increase the market price of our Common Stock in proportion to the reduction in the number of shares of our Common Stock outstanding or result in a permanent increase in the market price, which is dependent upon many factors, including the Company’s performance, prospects and other factors detailed from time to time in our reports filed with the SEC. If the Reverse Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Split.

Effects of a Reverse Split

If a Reverse Split is approved by the stockholders and implemented by the Board, the principal effect will be to proportionately decrease the number of outstanding shares of Common Stock based on the ratio of 1 to 2.3. The shares of Common Stock are currently registered under Section 12(g) of the United States Securities Exchange Act of 1934 (the “Exchange Act”), and the Company is thus subject to the periodic reporting and other requirements of the Exchange Act in the United States. A Reverse Split will not affect the registration of the Common Stock with the SEC or on OTCBB, where the Common Stock is quoted. Following a Reverse Split, the Common Stock will continue to be quoted on OTCBB, although the shares will receive a new CUSIP number.

Proportionate voting rights and other rights of the holders of shares of the Company’s Common Stock will not be affected by a Reverse Split, other than as a result of the treatment of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares immediately prior to the effectiveness of a Reverse Split will generally continue to hold 2% of the voting power of the outstanding Common Stock after a Reverse Split. The number of stockholders of record will not be affected by a Reverse Split, other than as a result of the treatment of fractional shares as described below. If approved and implemented, a Reverse Split may result in some stockholders owning “odd lots” of less than 100 shares. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. The Board believes, however, that these potential effects are outweighed by the benefits to the Company of a Reverse Split.

Effective Date

A Reverse Split would become effective on the date of filing of a Certificate of Amendment to our Certificate of Incorporation with the office of the Secretary of State of the State of Delaware. On the effective date, shares of Common Stock issued and outstanding and the shares of Common Stock held in treasury, in each case, immediately prior thereto, will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of Common Stock in accordance with the reverse stock split ratio determined by the Board within the limits set forth in this proposal.

Treatment of Fractional Shares

No fractional shares would be issued if, as a result a Reverse Split, a registered stockholder would otherwise become entitled to a fractional share. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the Reverse Split will automatically be entitled to receive an additional share of the Company’s Common Stock. In other words, any fractional share will be rounded up to the nearest whole number.

12

Book-Entry Shares

If a Reverse Split is effectuated, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical share certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by the Company’s transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to a Reverse Split.

Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from the Company’s transfer agent that indicates the number of shares owned in book-entry form.

Certificated Shares

If a Reverse Split is effectuated, stockholders holding certificated shares (i.e., shares represented by one or more physical share certificates) will receive a transmittal letter from the Company’s transfer agent promptly after the effectiveness of a Reverse Split. The transmittal letter will be accompanied by instructions specifying how stockholders holding certificated shares can exchange certificates representing the pre-split shares for a statement of holding.

Beginning after the effectiveness of a Reverse Split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split Common Stock.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

U.S. Federal Income Tax Consequences

The following discussion summarizes certain material U.S. federal income tax consequences relating to the participation in the Reverse Split by a U.S. stockholder that holds the shares as a capital asset. This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), final, temporary and proposed U.S. Treasury regulations promulgated thereunder and current administrative rulings and judicial decisions, all as in effect as of the date hereof. All of these authorities may be subject to differing interpretations or repealed, revoked or modified, possibly with retroactive effect, which could materially alter the tax consequences set forth herein.

For purposes of this summary, a “U.S. stockholder” refers to a beneficial owner of Common Stock who is any of the following for U.S. federal income tax purposes: (i) a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. A non-U.S. holder of Common Stock is a stockholder who is not a U.S. stockholder.

This summary does not represent a detailed description of the U.S. federal income tax consequences to a stockholder in light of his, her or its particular circumstances. In addition, it does not purport to be complete and does not address all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholder that may be subject to special tax rules, including, without limitation: (1) stockholders subject to the alternative minimum tax; (2) banks, insurance companies, or other financial institutions; (3) tax-exempt organizations; (4) dealers in securities or commodities; (5) regulated investment companies or real estate investment trusts; (6) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (7) foreign stockholders or U.S. stockholders whose “functional currency” is not the U.S. dollar; (8) persons holding Common Stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (9) persons who acquire shares of Common Stock in connection with employment or other performance of services; (10) dealers and other stockholders that do not own their shares of Common Stock as capital assets; (11) U.S. expatriates, (12) foreign entities; or (13) non-resident alien individuals. Moreover, this description does not address the U.S. federal estate and gift tax, alternative minimum tax, or other tax consequences of the Reverse Split.

13

There can be no assurance that the IRS will not take a contrary position to the tax consequences described herein or that such position will be sustained by a court. In addition, U.S. tax laws are subject to change, possibly with retroactive effect, which may result in U.S. federal income tax considerations different from those summarized below. No opinion of counsel or ruling from the IRS has been obtained with respect to the U.S. federal income tax consequences of the Reverse Split.

This discussion is for general information only and is not tax advice. All stockholders should consult their own tax advisors with respect to the U.S. federal, state, local and non-U.S. tax consequences of the Reverse Split.

Based on the assumption that the Reverse Split will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the Code, and subject to the limitations and qualifications set forth in this discussion and the discussion below regarding the treatment of cash paid in lieu of fractional shares, the following U.S. federal income tax consequences should result from a Reverse Split:

●	a stockholder should not recognize gain or loss in the Reverse Split;
●	the aggregate tax basis of the post-Reverse Split shares should be equal to the aggregate tax basis of the pre-Reverse Split shares ; and
●	the holding period of the post-Reverse Split shares should include the holding period of the pre-Reverse Stock shares.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

No Appraisal Rights

Under the Delaware General Corporation Law, stockholders are not entitled to dissenters’ rights of appraisal with respect to the proposed amendment to our Certificate of Incorporation to effect a Reverse Split, and we will not independently provide our stockholders with any such right.

Required Vote

The Certificate of Amendment to effect the Reverse Split will be approved if a majority of the shares outstanding are cast in favor of the proposal. The Reverse Split Charter Amendment is a “nondiscretionary” or “non-routine” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not provided the brokerage firm voting instructions. Since this proposal must be approved by a majority of the outstanding shares, if you hold your shares in street name and fail to instruct your broker to vote your shares for the proposal, your shares will have the same effect as a vote cast against the Reverse Split Charter Agreement.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE REVERSE SPLIT CHARTER AMENDMENT.

14

PROPOSAL NO. 4- RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board has appointed Gregory & Associates, LLC as our independent registered public accountants for the fiscal year ending June 30, 2017, and has further directed that management submit the appointment of the independent registered public accountants for ratification by our stockholders at the Meeting. Services provided to us by Gregory & Associates, LLC during the fiscal year ended December 31, 2014 and the transition period from January 1, 2015 through June 30, 2015, and the fiscal year ended June 30, 2016 are described under “Audit Fees, Audit-Related Fees, Tax Fees & All Other Fees” below. We do not expect a representative of Gregory & Associates, LLC to be present at the Meeting.

Vote Required

The affirmative vote of the holders of a majority of shares represented in person or by proxy and cast on this item will be required for approval. Abstentions and broker non-votes will be counted as represented, but will have no effect on the outcome.

Recommendation of Our Board

THE BOARD RECOMMENDS THAT YOU VOTE

“FOR”

THE RATIFICATION OF THE APPOINTMENT OF GREGORY & ASSOCIATES, LLC

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING
JUNE 30, 2017

We are not required by statute or our Bylaws or other governing documents to obtain stockholder ratification of the appointment of Gregory & Associates, LLC as our independent registered public accountants. The Board has submitted the appointment of Gregory & Associates, LLC to the stockholders for ratification as a matter of good corporate practice. In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Board. Even if the selection is ratified, the Board in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our company and our stockholders.

15

PROPOSAL NO. 5- ADJOURNMENT OF MEETING TO SOLICIT ADDITIONAL VOTES

If at the Meeting a quorum is present but the number of shares of common stock present in person or by proxy and voting in favor of the proposals is insufficient to approve the proposals herein, we may move to adjourn the Meeting to enable our Board to continue to solicit additional proxies in favor of the proposals. In this Proposal No. 5, we are asking you to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Meeting and any later adjournments. If our stockholders approve this Proposal No. 5, we could adjourn the Meeting, and any adjourned session of the Meeting, to use the additional time to solicit additional proxies in favor of the proposals herein. Among other things, approval of the Proposal No.5 could mean that, even if proxies representing a sufficient number of votes against the proposals herein have been received, we could adjourn the Meeting without a vote and seek to convince the holders of those shares to change their votes to votes in favor of the proposals herein.

Vote Required

The affirmative vote of holders of a majority of the shares of our common stock present in person or by proxy at the Meeting and entitled to vote is required to approve the adjournment proposal.

Recommendation of Our Board

THE BOARD RECOMMENDS YOU VOTE “FOR” THE PROPOSAL TO ADJOURN THE SPECIAL MEETING.

16

CORPORATE GOVERNANCE

Committees of the Board of Directors.

The Board currently has no standing committees and acts as its own nominating, compensation and audit committee. The Board previously determined that, due to our size and the current ability of the Board to adequately perform the functions of each of the nominating, compensation and audit committees, no such standing committees were necessary. Each director participates in the consideration of executive officer and director compensation, and in the consideration of director nominees. We do not have an “audit committee financial expert” as defined by applicable SEC rules at this time because we have not been able to hire a qualified candidate and we intend to continue to search for a qualified individual for hire.

Director Independence.

Our common stock is traded on the OTC Bulletin Board, which does not maintain any standards regarding the “independence” of the directors on the Board, and we are not subject to such requirements of any national securities exchange or inter-dealer quotation system. In the absence of such requirements, we have elected to use the definition for “independent director” under the NYSE MKT’s rules, which define an “independent director” as any person other than an executive officer or employee of the company, who the Board affirmatively determines does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Board has determined that Messrs. Nielsen and Petersen are independent as that term is defined in the rules of the NYSE MKT. In making these determinations, the Board has concluded that neither of our independent directors has an employment, business, family or other relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our other director, Dr. Leire, is not considered independent under these rules because Mr. Leire serves as an executive officer.

Board Leadership Structure.

The Board does not have a formal policy on whether the offices of Chairman of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from among the independent directors. The Board believes that it should have the flexibility to make these determinations at any given time in the way that it believes best to provide appropriate leadership for DanDrit at that time. The Board has reviewed our current Board leadership structure in light of the composition of the Board, our size, the nature of our business, the regulatory framework under which we operate and other relevant factors. Considering these factors, the Board determined to separate the roles, with Mr. N.E. Nielsen serves as Chairman of the Board and Dr. Eric Leire serving as our Chief Executive Officer.

Board Role in Risk Oversight.

The Board administers its risk oversight function directly. The Board regularly discusses with management our major risk exposures, the potential financial impact on us if such risks and the steps taken to monitor and control those risks.

Board Nomination

The Board has not adopted procedures by which security holders may recommend nominees to the Board. The Board is of the view that it is appropriate for us not to have a standing nominating committee because our Board has performed and is expected to perform adequately the functions of a nominating committee.

17

Board Meetings

The Board held 9 meetings (including regularly scheduled and special) during the fiscal year ended June 30, 2016. Each incumbent director attended greater than 75% of the aggregate of the total number of meetings of the Board (held during the period for which each director has been a director) and the total number of meetings held by all committees of the board on which each director served (during the period for which each director has been a director).

Although we do not have a policy with regard to Board members’ attendance at our annual or special meeting of stockholders, all directors are encouraged to attend the special meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires an issuer’s officers and directors, and persons who own more than 10% of a registered class of a company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us, we believe that all reports under Section 16(a) required to be filed by our officers and directors and greater than 10% beneficial owners were timely filed.

Code of Ethics

The Board has adopted a Corporate Code of Ethics and Conduct that applies to directors, officers and employees, including the principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. The Corporate Code of Ethics and Conduct is designed to deter wrongdoing and to promote ethical conduct and full, fair, accurate, timely and understandable reports that we file or submit to the SEC and others. A copy of the Corporate Code of Ethics and Conduct is attached as Exhibit 14.1 to our Annual Report on Form 10-K filed with the SEC on July 17, 2012. We intend to satisfy disclosure requirements regarding amendments to, or waivers from, our code by posting such information on our website.

Emerging Growth Company

As a company with less than $1.0 billion in revenue during our last fiscal year, we qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act, or JOBS Act, enacted in April 2012. An “emerging growth company” may take advantage of reduced reporting requirements that are otherwise applicable to public companies. These provisions include, but are not limited to:

●	Reduced disclosure about our executive compensation arrangements;

●	No non-binding shareholder advisory votes on executive compensation or golden parachute arrangements;

●	Exemption from the auditor attestation requirement in the assessment of our internal control over financial reporting; and

●	Reduced disclosure of financial information in this prospectus, limited to two years of audited financial information and two years of selected financial information.

As a smaller reporting company, each of the foregoing exemptions is currently available to us. We may take advantage of these exemptions until the last day of our fiscal year following the fifth anniversary of the date of the first sale of our common equity securities pursuant to an effective registration statement under the Securities Act, which such fifth anniversary will occur in 2018 or such earlier time that we are no longer an emerging growth company. We would cease to be an emerging growth company if we have more than $1.0 billion in annual revenues as of the end of a fiscal year, if we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission, or if we issue more than $1.0 billion of non-convertible debt over a three-year-period. The JOBS Act permits an emerging growth company to take advantage of an extended transition period to comply with new or revised accounting standards applicable to public companies; provided, however, that an emerging growth company may elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. We have not elected to opt out of the transition period.

Because we have elected to take advantage of certain of the reduced disclosure obligations and may elect to take advantage of other reduced reporting requirements in future filings, the information that we provide to our stockholders may be different than you might receive from other public reporting companies in which you hold equity interests.

18

EXECUTIVE OFFICER

General

The following table identifies our executive officer and certain information about him as of September 30, 2016.

Name	Age	Position	Officer Since

Dr. Eric Leire	58	Chief Executive Officer, Principal Financial Officer and Director	February 2014

Biographical information for Dr. Leire is provided under “Proposal No.1—Election of Directors.”

Mr. Leire is elected by the Board and serves at the pleasure of the Board. There are no family relationships among any of the directors or executive officers. None of our executive officers or directors is related by blood, marriage or adoption.

19

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

The following table sets forth certain information with respect to compensation for year ended June 30, 2016, the six months ended June 30, 2015 and the year ended December 31, 2014 earned by or paid to our chief executive officer and former chief financial officers.

				Stock	Option
Name and Principal Position	Year	Salary ($)		Awards ($)	Awards ($)	Total ($)(1)
Dr. Eric Leire,	2016(2)	360,029		-	-	360,029
Chief Executive Officer and Director	2015(3)	157,101		-	-	157,101
	2014(4)	341,275		-	-	341,275

Lone Degn	2016(2)	95,665		-	-	95,665
Former Chief Financial Officer(5)	2015(3)	35,854		-	-	35,854

Robert Wolfe,	2015(3)	125,200	(6)	-	-	125,200
Former Chief Financial Officer(6)	2014(4)	84,000		-	-	84,000

(1)	All values, except for compensation to Robert Wolfe, are reported on an as-converted basis from Danish Krone (DKK) to U.S. dollars ($) based on the average currency exchange rate of $1.00 = DKK 6,7234, for the year ended June 30, 2016. We do not make any representation that the Danish Krone amounts could have been, or could be, converted into U.S. dollars at such rate on June 30, 2015, or at any other rate.
(2)	Represents the year ended June 30, 2016 including (i) coverage of expenses relating to mobile phone and internet connection usage, and (ii) a 10% pension accrued but not yet paid.
(3)	Represents the six months ended June 30, 2015.
(4)	Represents the year ended December 31, 2014.
(5)	Ms. Degn resigned as Chief Financial Officer on March 10, 2016.
(6)	Mr. Wolfe ceased to be Chief Financial Officer of DanDrit Denmark effective as of April 28, 2015, but continued to work for us through October 2015. As a part of an agreement entered into between Mr. Wolfe and the Company, Mr. Wolfe was entitled to received the salary owed to him based on his employment contract with the Company, any outstanding unpaid expenses, attorney fees (with a maximum amount of $4,000) and certain additional expenses.

Employment Arrangements

We have an employment agreement with Dr. Leire. We had employment agreements with each of Ms. Degn and Mr. Robert Wolfe, each of whom previously served as our Chief Financial Officer.

Leire Employment Agreement

Effective March 1, 2012, DanDrit Denmark entered into an Employment Agreement with Dr. Eric Leire, to serve as its Managing Director. Pursuant to the terms and conditions of the Employment Agreement, Dr. Leire will be employed by DanDrit Denmark for an indefinite term unless the agreement is earlier terminated as described below. The Employment Agreement provides that he will initially receive a salary of 2,100,000 DKK ($341,275 based on the currency exchange rate of $1.00 = DKK 6.1534, as of December 31, 2014) gross per year, to be paid in equal monthly installments on the last day of each month and subject to annual review and increases by the Board, as it deems appropriate.

In addition to his salary, Dr. Leire is entitled to receive: (i) a company car at a value up of DKK 5,100 ($829, based on the currency exchange rate of $1.00 = DKK 6.1534, as of December 31, 2014) per month (monthly lease value); (ii) coverage of all expenses relating to Dr. Leire’s mobile phone, home computer, Internet connection and his home phone; (iii) coverage of all the expenses relating to Dr. Leire’s subscription to a fitness club; (iv) a bonus of up to DKK 400,000 ($65,005) per year if Dr. Leire reaches certain conditions as specified in the Employment Agreement; and (v) coverage under DanDrit Denmark’s pension plan.

20

DanDrit Denmark may terminate Dr. Leire’s employment with 12 months’ notice to the end of a month. If DanDrit Denmark terminates Dr. Leire’s employment, he is entitled to be released from his duty to work (in Danish “fritstillet”) during the notice period. Dr. Leire may terminate his employment with 6 months’ notice to the end of a month. In case of a material breach of the Employment Agreement by us or Dr. Leire, the non-defaulting party can terminate the Employment Agreement without notice and can claim damages in accordance with the general Danish law of damages. If Dr. Leire suspends payments, or insolvency proceedings are commenced against his estate, DanDrit Denmark can terminate the employment without notice. Dr. Leire’s employment will automatically cease without notice at the end of the month in which he attains the age of 70. The Employment Agreement contains non-competition and non-solicitation clauses.

Degn Employment Agreement

Effective March 12, 2015, DanDrit Denmark entered into an Employment Agreement with Ms. Degn to serve as its Chief Financial Officer. Ms. Degn’s Employment Agreement provided that Ms. Degn receive a salary of DKK 60,000 ($8,977, based on the average currency exchange rate of $1.00 = DKK 6.6836, for the six months ended June 30, 2015) gross per month, paid monthly on the last business day of each month and subject to annual review and increases by the board of directors of DanDrit Denmark, as it deems appropriate. In addition to her salary, Ms. Degn was also entitled to receive (i) reimbursement of all reasonable costs and expenses incurred in connection with the performance of her duties in accordance with the terms of her Employment Agreement and (ii) coverage of all expenses relating to Ms. Degn’s mobile phone, Internet connection at home and a laptop. DanDrit Denmark agreed to contribute an amount equal to 10% of Ms. Degn’s yearly salary to a pension fund or bank account established for such purpose.

Ms. Degn resigned from the Company on March 10, 2016.

Wolfe CFO Service Agreement

Effective January 1, 2014, DanDrit Denmark entered into a CFO Service Agreement with Robert Wolfe to serve as Chief Financial Officer and Chief Financial Officer of DanDrit following the closing of the Share Exchange. Pursuant to the terms and conditions of the CFO Service Agreement, Mr. Wolfe was employed by DanDrit Denmark for an indefinite term. The CFO Service Agreement provided that Mr. Wolfe received an initial salary of $78,000 gross per year which was paid monthly and a one-time sign on fee of $6,000.

In addition to his salary, Mr. Wolfe was entitled to receive reimbursement of all reasonable costs relating to his work for us, including travel, accommodation and meal expenses incurred in connection with work outside the agreed premises.

On March 13, 2015, DanDrit, DanDrit Denmark and Mr. Wolfe entered into an agreement pursuant to which Mr. Wolfe ceased to be Chief Financial Officer of DanDrit Denmark effective as of April 28, 2015, but continued to work for us through October 2015 on substantially the same terms as provided in the CFO Service Agreement. Under this agreement, Mr. Wolfe received a payment of $10,000 following the filing of our Annual Report on Form 10-K for the year ended December 31, 2014.

Outstanding Equity Awards at Fiscal Year End

There were no outstanding equity awards to our named executive officers as of June 30, 2016.

Compensation of Directors

For the fiscal year ended June 30, 2016, we did not compensate our directors, or issue any equity awards to our directors, for their services other than to reimburse them for out-of-pocket expenses incurred in connection with their attendance at meetings of the Board. In order to attract and retain qualified independent directors, we may in the future adopt a compensation plan for non-employee directors that includes cash as well as equity-based compensation.

Retirement, Post-Termination and Change in Control

We do not have post-termination or change in control arrangements with directors, officers or other employees, but the Board may recommend adoption of one or more such programs in the future.

21

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

Described below are transactions or series of transactions that occurred from January 1, 2014 through the date of this report (the “Reporting Period”) between us and our executive officers, directors or the beneficial owners of 5% or more of our common stock, and certain persons affiliated with or related to these persons, including family members, in which they had or will have a direct or indirect material interest in an amount that exceeds the lesser of $120,000 or 1% of the average of our total assets as of year-end for the last two completed fiscal years, other than compensation arrangements that are otherwise required to be described under “Executive Compensation.”

All as-converted U.S. dollar amounts in this section give effect to the currency exchange rate in effect on the date of the applicable transaction.

Share Exchange Transactions

On February 12, 2014, in accordance with the terms and conditions of a Share Exchange Agreement, DanDrit completed the acquisition of approximately 100% of the issued and outstanding capital stock of DanDrit Denmark (the “Share Exchange”) and as a result became DanDrit Denmark’s parent company. In connection with the Share Exchange, each outstanding share of common stock of DanDrit Denmark was exchanged for 1.498842 shares of DanDrit’s common stock for an aggregate of 6,000,000 shares, including 185,053 shares of common stock reserved for issuance, in accordance with Section 70 of the Danish Companies Act and the Articles of Association of DanDrit Denmark, to the DanDrit Denmark shareholders who did not consent to the Share Exchange and deemed issued and outstanding for accounting purposes. In addition, in connection with the Share Exchange (1) the sole shareholder prior to the Share Exchange agreed to cancel 4,400,000 shares of outstanding common stock owned by it and (2) the board of directors and executive management of DanDrit Denmark was appointed to serve as the Board and executive management of DanDrit effective upon the resignation of the sole officer and director of DanDrit prior to the closing of the Share Exchange. In connection with the closing of the Shares Exchange, we engaged in the following related party transactions:

●	We and NLBDIT 2010 Services, LLC, a significant stockholder, entered into a Share Cancellation Agreement pursuant to which NLBDIT 2010 Services, LLC agreed to the cancellation of an aggregate of 4,400,000 of our issued and outstanding shares of common stock owned by it prior to the Share Exchange, effective upon the closing of the Share Exchange.

●	We issued 52,618 shares of our common stock to Sune Olsen Holding, a significant stockholder, in exchange for 35,106 shares of DanDrit Denmark that were issued in December 2013 to Sune Olsen Holding upon conversion in full of certain then-outstanding indebtedness.

Other Transactions

During the Reporting Period, professional fees of $125,765 were paid on our behalf by Sunrise Financial Group Inc. to Troutman Sanders LLP. The President of Sunrise Financial Group Inc. was our former President and sole stockholder.

On January 7, 2015, we paid professional fees of $317,613 to the Lett Law Firm for services billed during the Reporting Period. Our Chairman is a partner of the Lett Law Firm. As of June 30, 2015, we had an escrow account of $1,052,989 with the Lett Law Firm, and a total of $349,162 was accrued and due and payable to them for legal services provided for DanDrit Denmark.

Post-Share Exchange Lending Arrangements

On November 11, 2013, November 20, 2013 and December 2, 2013 DanDrit Denmark received a loan facility from Sune Olsen Holding to ensure financing until new equity was raised. Borrowings under the loan facility bore interest at a rate of 5% per year. Under the loan facility, DanDrit Denmark borrowed an aggregate principal amount of DKK 2,805,000 ($517,337), which, together with accrued interest of DKK 2,927,956 (USD $490,971), was repaid in full on November 26, 2014.

DanDrit Denmark received an additional loan (the “New Sune Olsen Loan”) from Sune Olsen, managing member of Sune Olsen Holding, to ensure financing until new equity was raised. The New Sune Olsen Loan in the amount of DKK 1,000,000 ($184,434) was issued on December 20, 2013. The New Sune Olsen Loan was to be repaid May 1, 2014 and carried an interest rate of 5% per year. During March 2014, DanDrit Denmark extended the maturity date of the New Sune Olsen Loan from May 1, 2014 to the latest of 14 days after the completion of a contemplated stock offering by DanDrit and February 1, 2015. On November 26, 2014 we repaid in full the outstanding principal of the New Sune Olsen Loan, together with accrued interest of DKK 1,039,207 (USD $174,258).

On February 15, 2014 and March 18, 2014, DanDrit Denmark received loans (the “2014 Loans”) of DKK 2,500,000 ($461,877) and 2,300,000 ($424,927), respectively. The 2014 Loans, evidenced by that certain Loan Agreement by and between DanDrit Denmark and PasecoApS, a significant stockholder (“Paseco”), dated March 21, 2014, carry an interest rate of 5% per year and were payable on February 1, 2015. On April 29, 2014, DanDrit Denmark and Paseco entered into an amendment whereby the terms of the 2014 Loans could be extended at our option for an additional year with an increase in the interest rate to 7%. On October 17, 2014, we repaid the outstanding principal of DKK 4,800,000 (USD $836,830), together with accrued interests of DKK 4,944,041 (USD $851,423).

On July 10, 2015 the Company received a capital increase commitment on $1,000,000 from a shareholder of the Company. The commitment expires on July 10, 2016.

Approval of Related Party Transactions

We have not adopted written policies and procedures for the review and approval of any transaction required to be reported under Item 404(a) of Regulation S-K. In approving these transactions, we follow the guidance of section 144 of the Delaware General Corporation Law.

22

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 28, 2016 certain information regarding the beneficial ownership of our shares, by (i) each person known to us to be the beneficial owner of more than 5% of our shares, (ii) our named executive officers and directors and (iii) all of our directors and executive officers as a group.

Beneficial ownership of the common stock is determined in accordance with the rules of the SEC and includes any shares of common stock over which a person exercises sole or shared voting or investment power, or of which a person has a right to acquire ownership at any time within 60 days. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Applicable percentage ownership in the following table is based on 9,533,290 shares of common stock outstanding as of September 28, 2016 plus, for each individual, any securities that individual has the right to acquire within 60 days of September 28, 2016. Unless indicated otherwise, the address for the beneficial holders is c/o DanDrit Biotech USA, Inc., P.O. Box 189, Randolph, Vermont 05060.

	Dandrit Biotech USA Inc.
Name of Beneficial Owner	Number of Shares	% Ownership

Directors/Officers:
Eric Jean Marie Leire (1)	8,615	*
NE Nielsen	-	*
Aldo Petersen	-	*
Directors/Officers Total:	8,615	*
5% Shareholders:
Belle Invest ApS (2)	486,677	5.11%
Roas Holding ApS (2)	55,078	0.58%
Equine Invest ApS (3)	900,000	9.44%
Quint ApS (3)	300,000	3.15%
Paseco ApS (4)	483,429	5.07%
Po-Ma Invest ApS (5)	1,171,364	12.29%
Sune Olsen Holding ApS (6)	908,650	9.53%
RS Group ApS (7)	1,070,869	11.23%
Karsten Ree Holding B ApS (8)	500,000	5.24%
5% Shareholders Total:	5,876,067	61.64%
Total:	5,884,682	61.72%

*     Indicates less than 1%.

(1)	The holder has an address of 5084 Bunch Road Summerfield, NC 27358, USA.

(2)	Shares are owned by Bele Invest ApS, a Danish entity and Roas Holding ApS, a Danish entity both with an address of Vermehrensvej 7, 2930 Klampenborg Denmark. The voting and disposition of the shares owned by the Bele Invest ApS and Roas Holding ApS are controlled by Mrs. Dina Rosenberg.
(3)	Equine Invest ApS - holding 900,000 shares - is a Danish entity which has an address of Praestemosevej 10, 3480 Fredensborg, Denmark. Equine Invest ApS is 100% owned and controlled by the company Quint ApS - holding 300,000 shares - is a Danish entity which has an address of Praestemosevej 10, 3480 Fredensborg, Denmark, which is 100% owned and controlled by Mark Szigethy of Praestemosevej 10, 3480 Fredensborg. The voting and disposition of the shares owned by Equine Invest ApS is controlled by Mark Szigethy.
(4)	Paseco ApS is a Danish entity which has an address of Naesset 26, Munkebo 5330 Denmark. Northern Biotech Fund Sarl is a Luxembourg entity and has an address of C/O Banque Havilland SA, 35A Avenue JF Kennedy, Luxembourg. The voting and disposition of the shares owned by Paseco and Northern Biotech are controlled by Ole Abildgaard.
(5)	Po-Ma Invest ApS - holding 1,171,364 shares - is a Danish entity which has an address of c/o Torben Bjørn Christensen, Oeveroedvej 36B, 2840 Holte, Denmark. Po-Ma Invest ApS is 100% owned by the company VICH 7826 ApS, c/o Torben Bjørn Christensen, Oeveroedvej 36B, 2840 Holte, Denmark. The voting and disposition of the shares owned by Po-Ma Invest ApS is controlled by Torben Bjørn Christensen.
(6)	Shares are owned by Sune Olsen Holding ApS, Biotech Invest ApS and Sardinian Solar Park ApS, all Danish entities with an address of Jagtvej 169 B 4, 2100 Copenhagen, Denmark. The voting and disposition of the shares owned by the companies are controlled by Mr. Olsen.
(7)	RS Group ApS is a Danish entity which has an address of Stumpedyssevej 17, 2970 Horsholm. The voting and disposition of the shares owned by RS Group are controlled by Mr. Renè Sindlev.
(8)	Karsten Ree Holding B ApS is a Danish entity which has an address of Generatorvej 8 B, 2860 Soeborg, Denmark. The voting and disposition of the shares owned by Karsten Ree Holding B ApS is controlled by Karsten Ree.

23

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

Our current principal independent registered public accountant is Gregory & Associates, LLC. We do not expect a representative of our independent public accountant to be present at the Meeting.

Audit Fees, Audit-Related Fees, Tax Fees & All Other Fees

The following table summarizes the fees billed to us by Gregory & Associates, LLC for the fiscal year ended June 30, 2016, the six months ended June 30, 2015 and the fiscal year ended December 31, 2014 for audit services:

	Year Ended June 30,	Six Months Ended June 30,	Year Ended December 31,
	2016	2015	2014
Audit fees	$55,800	$46,625	$67,835
Audit-related fees	—	—	—
Tax fees	—	—	—
All other fees	—	—	22,380
Total fees	$55,800	$46,625	$90,215

“Audit fees” consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

“Audit-related fees” consist of fees for services that were reasonably related to the performance of the audit or review of our financial statements and that are not reported as audit fees.

“Tax fees” consist of fees for tax compliance, tax advice and tax planning services.

“All other fees” consist of all fees for products and services other than audit, audit-related and tax services.

Audit Committee Pre-approval

The Board, which performs the functions of an audit committee, approves all audit and non-audit services that are to be performed by our registered public accountant.

From time to time, the Board may pre-approve specified types of services that are expected to be provided to us by our registered public accountant during the next 12 months. Any pre-approval is detailed as to the particular service or type of services to be provided and is subject to a maximum dollar amount.

24

OTHER MATTERS

Delivery of Documents to Stockholders Sharing an Address

Only one proxy statement is being delivered to two or more security holders who share an address, unless we have received contrary instruction from one or more of the security holders. We will promptly deliver, upon written or oral request, a separate copy of this proxy statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of this proxy statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us, by writing to us at Fruebjergvej 3, Box 62, 2100 Copenhagen, Denmark.

Submission of Stockholder Proposals

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive offices a reasonable time before the Company begins to print and send its proxy materials. A proposal which is received after that time or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement. Such proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Stockholder Communications

The Board welcomes communications from our stockholders. Stockholders who wish to communicate with the Board may send a letter to N.E. Nielsen, Chairman of the Board, at Fruebjergvej 3, Box 62, 2100 Copenhagen, Denmark. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters should identify the author as a security holder. All such letters will be reviewed by Mr. Nielsen and submitted to the entire Board no later than the next regularly scheduled Board meeting.

Other Matters

As of the date of this proxy statement, the Board has no knowledge of any business which will be presented for consideration at the Meeting other than the election of the nominees for director and the ratification of Gregory & Associates, LLC. Should any other matter be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The public may read and copy any materials that we have filed with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an internet site that contains the reports, proxy and information statements and other information regarding us that we have filed electronically with the SEC. The address of the SEC’s internet site is http://www.sec.gov.

Annual Report

A copy of our Annual Report on Form 10-K for the year ended June 30, 2016 which has been filed with the SEC pursuant to the Exchange Act, is being mailed to you along with this proxy statement. Additional copies of this proxy statement and/or the Annual Report, as well as copies of any Quarterly Report, may be obtained without charge upon written request to DanDrit Biotech USA, Inc. at Fruebjergvej 3, Box 62, 2100 Copenhagen, Denmark, or on the SEC’s internet website at http://www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

November 21, 2016	/s/ Eric Leire
Eric Leire
Chief Executive Officer, Principal Executive Officer and Director

25

Annex A

CERTIFICATE OF AMENDMENT TO

CERTIFICATE OF INCORPORATION OF

DANDRIT BIOTECH USA, INC.,

 A DELAWARE CORPORATION

The Corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: At a meeting of the Board of Directors of Dandrit Biotech USA, Inc., a Delaware corporation (the “Corporation”), resolutions were adopted setting forth proposed amendments to the Certificate of Incorporation of the Corporation, declaring said amendments to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

RESOLVED , that the Certificate of Incorporation of this Corporation be amended by changing Article 1 to read as follows:

1.	The name of the Corporation is OncoSynergy, Inc. (the “Corporation”).

RESOLVED FURTHER , that the Certificate of Incorporation of this Corporation be amended by adding the following at the end of Article 5:

Upon the effectiveness of this Certificate of Amendment (the “Effective Time”), a 1-for-2.3 reverse stock split of the Corporation’s Common Stock shall become effective, pursuant to which each 2.3 shares of Common Stock outstanding and held of record by each stockholder of the Corporation (or held in treasury) immediately prior to the Effective Time shall, automatically and without any action by the holder thereof, be reclassified and combined into one validly issued, fully-paid and nonassessable share of Common Stock (such reclassification and combination of shares, the “Reverse Stock Split”).

No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split. In lieu thereof, (i) with respect to holders of one or more certificates which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, upon surrender after the Effective Time of such certificate or certificates, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment (the “Fractional Share Payment”) equal to the fraction of which such holder would otherwise be entitled multiplied by the closing price per share on the trading day immediately preceding the Effective Time as reported by the OTCQB (as adjusted to give effect to the Reverse Stock Split); provided that, whether or not fractional shares would be issuable as a result of the Reverse Stock Split shall be determined on the basis of (a) the total number of shares of Common Stock that were issued and outstanding immediately prior to the Effective Time formerly represented by certificates that the holder is at the time surrendering and (b) the aggregate number of shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificates shall have been reclassified; and (ii) with respect to holders of shares of Common Stock in book-entry form in the records of the Corporation’s transfer agent that were issued and outstanding immediately prior to the Effective Time, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive the Fractional Share Payment automatically and without any action by the holder.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares formerly represented by such certificate have been reclassified (as well as the right to receive cash in lieu of fractional shares of Common Stock as set forth above).”

SECOND: That hereafter, pursuant to resolutions of its Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares required by statute were voted in favor of the amendments.

THIRD: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware.

IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed this __ day of November, 2016.

DANDRIT BIOTECH USA, INC.

BY:
NAME:	Eric Leire
TITLE:	Chief Executive Officer

 PROXY

DANDRIT BIOTECH USA, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 6, 2016

The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) N.E. Nielsen and Aldo Petersen, individually or either of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of Common Stock of DanDrit Biotech USA, Inc. (the “Company”) which the stockholder(s) would be entitled to vote on all matters which may come before the Special Meeting of Stockholders to be held at 4:00 p.m., local time on Tuesday, December 6, 2016 and at any adjournment or adjournments thereof, at LETT Law Firm, Rådhuspladsen 4, 1550 Copenhagen, Denmark.

This proxy will be voted in accordance with the instructions indicated on the reverse side of this card. If no instructions are given, this proxy will be voted FOR the proposals and in the proxies’ discretion upon such other business as may properly come before the Meeting and any adjournments or postponements thereof.

(Continued and to be marked, dated and signed on the reverse side)

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲

**Important Notice Regarding the Availability of Proxy Materials**

for the Special Meeting of Stockholders to Be Held on December 6, 2016

The proxy statement is available at

http://www.viewproxy.com/DanDritBiotechNovSM/2016

PLEASE MARK YOUR VOTE IN BLUE INK AS SHOWN HERE ☒

FOR THE MATTER SET FORTH BELOW IN PROPOSALS ONE, TWO, THREE, FOUR AND FIVE, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE MATTERS SUBMITTED. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE:

1.	ELECTION OF DIRECTORS.				2.	AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM DANDRIT BIOTECH USA, INC. TO “ONCOSYNERGY, INC.”
			Withhold	Vote For	☐	FOR the amendment to the Certificate of Incorporation.
		Vote For	Vote For	All Nominees	☐	AGAINST the amendment to the Certificate of Incorporation.
	01 Eric Leire	All	All	Except as	☐	ABSTAIN.
	02 N.E. Nielsen	Nominees	Nominees	Specified Below	3.	AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT.
	03 Aldo Petersen	☐	☐	☐	☐	FOR the amendment to the Certificate of Incorporation to effect a reverse stock split.
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “Vote For All Nominees Except as Specified Below” and write that nominee’s name in the space provided below.					☐	AGAINST the amendment to the Certificate of Incorporation to effect a reverse stock split.
					☐	ABSTAIN.
					4.	RATIFICATION OF GREGORY & ASSOCIATES, LLC AS INDEPENDENT AUDITOR FOR DANDRIT BIOTECH USA, INC. FOR THE FISCAL YEAR ENDING JUNE 30, 2017.
					☐	FOR ratification of the independent auditor.
					☐	AGAINST ratification of independent auditor.
					☐	ABSTAIN.
	DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data)				5.	ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL VOTES AND PROXIES.
					☐	FOR adjournment of the meeting.
					☐	AGAINST adjournment of the meeting.
					☐	ABSTAIN.
Date ____________________________, 2016
	WILL ATTEND THE MEETING ☐				Signature _________________________________

		CONTROL NUMBER			Signature _________________________________
(Joint Owners)

NOTE: Please sign exactly as your name or names appear on your stock certificate. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

INTERNET	TELEPHONE	MAIL
Vote Your Proxy on the Internet:	Vote Your Proxy by Phone:	Vote Your Proxy by Mail:
Go to www.cesvote.com	Call 1 (888) 693-8683
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.